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                                                                 EXHIBIT 10.15

                           FORM OF STOCK PURCHASE WARRANT
                           ------------------------------

      THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE
       OR OTHER JURISDICTION ("BLUE SKY LAWS"), AND CANNOT BE RESOLD UNLESS THEY ARE REGISTERED UNDER THE ACT AND ANY APPLICABLE BLUE SKY LAWS,
      UNLESS AN EXEMPTION IS AVAILABLE. THE SECURITIES REPRESENTED BY THIS WARRANT HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR
               IN CONNECTION WITH, THE SALE OF DISTRIBUTION THEREOF.


                                   TOPFORM, INC.
                               STOCK PURCHASE WARRANT

             WARRANT TO PURCHASE ____________ SHARES OF COMMON STOCK AS
                                   DESCRIBED HEREIN


Dated: As of March 15, 1998
This certified that, for value received, including services to be performed pursuant to various employment agreements by and between Topform, Inc. and TrueVision Laser Centers, Inc. is entitled to purchase from Topform, Inc., a Delaware corporation (the "Company"), having its principal office located at 445 "G" Street, Suite 217, San Diego, California 92101, eighteen million, six hundred sixty sis thousand and six hundred sixty seven (18,666,667) fully paid and nonassessable shares of Common Stock, no par value, of the Company (the "Common Stock"), subject to the terms set forth herein, at an exercise price of Nine Cents ($0.09), per share, subject to adjustment as provided elsewhere herein (the "Warrant Price"). The holder of this Warrant shall be referred to herein as the "Warrantholder" or the "Holder."


      1. "COMMON STOCK." If at any time, as a result of an adjustment made pursuant to Section , the securities or other property obtainable upon exercise of this Warrant shall include shares or other securities of the Company other than common stock or securities of another corporation or other property, thereafter the number of such other shares or other securities or property so obtainable shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provision with respect to the Common stock contained in Section, and all other provisions of this Warrant with respect to the Common stock shall apply on like terms to any such other shares or other securities or property. Subject to the foregoing, and unless the context requires otherwise, all references herein to "Common Stock" shall, in the event of an adjustment pursuant to Section, be deemed to refer as well to any other securities or property then obtainable as a result of such adjustments.

      2. EXERCISE OF WARRANT. The purchase rights represented by this Warrant may be exercised by the Warrantholder or its duly authorized attorney or representative, in whole or in part (but not as to a fractional share of Common Stock), at any time and from time to time during the period commencing on the date of this Warrant (the "Commencement Date") and expiring at 5:00 p.m., Pacific Standard Time, April 15, 1999 (the "Expiration Date") (or such earlier date as may be provided pursuant to Section 8 herein), or if such date is a day on which federal or state chartered banking institutions are authorized by law to close, then on the next succeeding day which shall not be such a day, upon presentation of this Warrant at the principal office of the Company, or at the office of its stock transfer agent, if any, with the purchase form attached hereto duly completed and signed, and upon payment to the Company in cash or by certified check or bank draft of an amount equal to the number of shares being so purchased multiplied by the Warrant Price, together with all taxes applicable upon such exercise. The Company


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agrees that the Warrantholder will be deemed the record owner of such shares as of the close of business on the date on which the Warrant shall have been presented and payment shall have been made for such shares as aforesaid. Certificates for the shares of Common Stock so purchased shall be delivered to the Warrantholder within a reasonable time, not exceeding 20 days, after the exercise in full of the rights represented by this Warrant. If the Warrant is exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, deliver a new Warrant evidencing the rights of the Warrantholder to purchase the balance of the shares of Common Stock which the Warrantholder is entitled to purchase hereunder.

      3. VESTING. Subject to Section 9 herein, the purchase rights represented by this Warrant shall become exercisable immediately upon issuance, which shall occur on or before March 31, 1998.

      4. CERTAIN ADJUSTMENTS TO WARRANT. (a) In case the Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a small number of shares of Common Stock or (iv) issue by reclassification of its shares of Common Stock other securities of the Company, the number of shares of Common Stock purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the Warrantholder shall be entitled to receive the kind and number of shares of Common Stock or other securities of the Company which he would have owned or have been entitled to receive at the happening of any of the events described above, had such Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. An adjustment made the pursuant to this paragraph (a) shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event. (b) Whenever the number of shares of Common Stock purchasable upon the exercise of this Warrant is adjusted, as herein provided, the Warrant Price shall be adjusted by multiplying such Warrant Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of shares of Common Stock purchasable upon the exercise of this Warrant immediately prior to such adjustment, and of which the denominator shall be the number of shares of Common Stock so purchasable immediately thereafter. (c) In the event of any adjustment pursuant to this Section, no fractional shares of Common Stock shall be issued in connection with the exercise of any Warrants, but the Company shall, in lieu of such fractional shares, make such cash payment therefor on the basis of the current market price on the day immediately prior to exercise. (d) Irrespective of any adjustments pursuant to this Section to the Warrant Price or to the number of shares or other securities obtainable upon exercise of this Warrant, this Warrant may continue to state the Warrant Price and the number of shares obtainable upon exercise, as the same price and number of shares stated herein.

5. MERGER. In the event of a merger, consolidation or reorganization with another corporation in which the Company is not the surviving corporation, the Company (subject to the approval of the Board) or the board of directors of any corporation assuming the obligations of the Company hereunder shall take action pursuant to either clause (a) or (b) below:

      (a) Appropriate provision may be made for the protection of this Warrant by the substitution on an equitable basis of appropriate shares of the surviving corporation, provided that the excess of the aggregate fair market value (as determined by the Company) of the shares subject to this Warrant immediately before such substitution over the exercise price hereof is not more than the excess of the aggregate fair market value of the substituted shares made subject to purchase immediately after such substitution over the exercise price thereof; or

      (b) Appropriate provision may be made for the cancellation of this Warrant. In such event, the Company, or the corporation assuming the obligations of the Company hereunder, shall pay the Holder an amount of cash (less normal withholding taxes) equal to the excess of the

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          highest fair market value per share of the Common Stock during the
          60-day period immediately preceding the merger, consolidation or reorganization over the exercise price, multiplied by the number of shares subject to this Warrant (whether or not then exercisable).

6. COVENANTS OF THE COMPANY. The Company covenants and agrees that:

   (a) During the period within which the rights represented by the Warrant may be exercised, the Company will at all times reserve and keep available, free from preemptive rights out of the aggregate of its authorized but unissued Common Stock, for the purpose of enabling it to satisfy any obligation to issue shares of Common Stock upon the exercise of this Warrant, the number of shares of authorized Common Stock shall not be sufficient to effect the exercise of this Warrant, the Company will take such corporate action as may be necessary to increase its authorized but unissued Common Stock to such number of shares as shall be sufficient for such purpose. The company shall have analogous obligations with respect to any other securities or properties issuable upon exercise of this Warrant. The Company's issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant;

   (b) All Common Stock that may be issued upon exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid, non-assessable, and free from all taxes, liens, and charges with respect to the issue thereof; and

   (c) All original issue taxes payable with respect to the issuance of shares upon the exercise of the rights represented by this Warrant will be borne by the Company but in no event will the Company be responsible or liable for income taxes or transfer taxes upon the transfer of any Warrant.


7. NO STOCKHOLDER RIGHTS. Until exercised, this Warrant shall not entitle the Warrantholder to any voting rights or other rights as a stockholder of the Company. The rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.


8. TRANSFER RESTRICTIONS.

   (a) This Warrant is not transferable except by will or the laws of descent and distribution and, during Holder's lifetime, it may only be exercised by Holder.

   (b) Neither this Warrant nor the shares of stock issuable upon the exercise hereof have been registered under the Securities Act of 1933, as amended (the "Securities Act") or under any state securities laws and unless so registered may not be transferred, sold, pledged, hypothecated or otherwise disposed of unless an exemption from such registration is available. In the event Holder desires to transfer any of the shares of stock issued hereunder, the Holder must give the Company prior written notice of such proposed transfer including the name and address of the proposed transferee. Such transfer may be made only either (i) upon publication by the Securities and Exchange Commission (the "Commission") of a ruling, interpretation, opinion or "no action letter" based upon facts presented to said Commission, or
       (ii) upon receipt by the Company of an opinion of counsel to the Company in either case to the effect that the proposed transfer will not violate the provisions of the Securities Act, the Securities Exchange Act of 1934, as amended, or the rules and regulations promulgated under either such act, or in the case of clause (ii) above, to the effect that the shares of stock to be sold or transferred have been

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       registered under the Securities Act and that there is in effect a current prospectus meeting the requirements of Subsection 10(a) of the Securities Act, which is being or will be delivered to the purchaser or transferee at or prior to the time of delivery of the certificates evidencing the shares of stock to be sold or transferred.

   (c) Prior to any such proposed transfer, and as a condition thereof, if such transfer is not made pursuant to an effective registration statement under the Securities Act, the Holder will, if requested by the Company, deliver to the Company (i) an investment covenant signed by the proposed transferee, (ii) an agreement by such transferee to the impression of the restrictive investment legend set forth herein on the certificate or certificates representing the securities acquired by such transferee, (iii) an agreement by such transferee that the Company may place a "stop transfer order" with its transfer agent or registrar, and (iv) an agreement by the transferee to indemnify the Company to the same extent as set forth in paragraph 8(d) below.

   (d) Holder acknowledges that Holder understands the meaning and legal consequences of this Section 8, and the Holder hereby agrees to indemnify and hold harmless the Company, its representatives and each officer and director thereof from and against any and all loss, damage or liability (including all attorneys' fees and costs incurred in enforcing this indemnity provision) due to or arising out of (i) the inaccuracy of any representation or the breach of any Warranty of Holder contained in, or any other breach of, this Warrant Agreement,
       (ii) any transfer of any of this Warrant or the shares of stock issuable hereunder in violation of the Securities Act, the Securities Exchange Act of 1934, as amended, or the rules and regulations promulgated under either of such acts, (iii) any transfer of this Warrant or any of said shares of stock not in accordance with this Warrant Agreement or (iv) any untrue statement or omission to state any material fact in connection with the investment representations or with respect to the facts and representations supplied by the Holder to counsel to the Company upon which its opinion as to a proposed transfer shall have been based.

   (e) Any assignment, transfer, pledge, hypothecation or other disposition of this Warrant attempted contrary to the provisions of this Warrant Agreement, or any levy of execution, attachment or other process attempted upon the Warrant, shall be null and void without effect.

   (f) Unless the shares of stock issuable hereunder have been registered under the Securities Act, upon exercise of this Warrant (in whole or in part) and the issuance of any of said shares, the Company shall instruct its transfer agent to enter stop transfer orders with respect to such shares, and all certificates representing said shares shall bear on the face thereof substantially the following legend, insofar as is consistent with all Federal and State securities law:

"THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, OFFERED FOR SALE, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED PURSUANT TO THE PROVISIONS OF THAT ACT OR AN OPINION OF COUNSEL TO THE COMPANY IS OBTAINED STATING THAT SUCH DISPOSITION IS IN COMPLIANCE WITH AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION."

9. TERMINATION OF THE WARRANT. Notwithstanding anything herein to the contrary, this Warrant will expire and be of no further force and effect on April 15, 1999.

10. LOST CERTIFICATE. If this Warrant is lost, stolen, mutilated or destroyed, the Company shall, on such terms as the Company may reasonably impose, including a requirement that the Warrantholder obtain a bond, issue a new Warrant of like denomination, tenor and date.

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11. BINDING EFFECT. This Warrant shall inure to the benefit of and be binding upon the Warrantholder, the Company and their respective successors and permitted assigns.

12. COMPANY'S NOTICE OF CERTAIN EVENTS. So long as this Warrant shall be outstanding and unexercised (i) if the Company shall pay any dividend or make any distribution upon the Common Stock,or (ii) if the company shall offer to the holders of Common Stock for subscription or purchase y them any shares of stock of any class or any other rights, or (iii) in the event of any capital reorganization of the Company, reclassification of the company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale, lease or transfer of shall or substantially all of the property ad assets of the Company to another corporation, or voluntary or involuntary dissolution, the Company shall cause to be delivered to the Holder, at least ten days prior to the date specified in (a) or (b) below,a s the case may be, a notice containing a brief description of the the proposed action and stating the date on which (a) a record is to be taken for the purpose of such dividend, distribution or rights, or (b) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any, is to be fixed, as of which the holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

13. NOTICE. Notices and other communications to be given to the Holder of the Warrants evidenced by this certificate shall be delivered by hand, by facsimile transmission, or by overnight express courier or mailed, postage prepaid, to the Holder at the address set forth agove, or such other address as Holder shall have designated by written notice to the Company as provided herein. Notices or other communications to the Company shall be deemed to have been sufficiently given if delivered by hand, by facsimile transmission, or by overnight express courier or mailed, postage prepaid, to the Company at 445 "G" Street, Suite 217, San Diego, California 92101, or such other address as the Company shall have designated by written notice to such registered owner as herein provided. All notices required hereunder shall be in writing and shall be deemed received when delivered personally, one business day after delivery to a nationally recognized commercial overnight courier service, or two business days after mailing when mailed by certified or registered mail to the Company or the Warrantholder.

14. GOVERNING LAW. The validity, interpretation, and performance of this Warrant and of the terms and provisions hereof shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the principles of conflicts of laws.

15. AMENDMENT. this Warrant may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the Company and the Warrantholder.

        IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed effective as of March 15, 1998.


Topform, Inc.


By: /s/ John C. Homan
-----------------------------------
John C. Homan, President